Exhibit 10.1

August 3, 2022

Icahn Capital LP

16690 Collins Avenue, PH-1

Sunny Isles Beach, FL 33160

Attention: Jesse Lynn

Chief Operating Officer

E-mail: jlynn@sfire.com

Re: Amendment

Dear Jesse:

Reference is made to that certain Cooperation Agreement, entered into as of May 6, 2022 (as it may be amended and modified from time to time, the “Agreement”), by and among the persons and entities listed on Schedule A to the Agreement and Southwest Gas Holdings, Inc. (the “Company”). Unless otherwise specifically defined herein, all capitalized terms used but not defined herein shall have the meanings ascribed to them under the Agreement.

In consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

•	The reference to “on the date that is ninety (90) days after the date hereof” in Section 1(a)(v) of the Agreement is hereby amended and replaced by “no later than 11:59pm ET on August 12, 2022”.

•	The reference to “on or before the conclusion of such ninety (90) day period” in Section 1(a)(v) of the Agreement is hereby amended and replaced by “on or before 11:59pm ET on August 12, 2022”.

•

The first reference to “the Dropdown Person” in Section 1(a)(v) of the Agreement is hereby amended and replaced by “such other individual identified by the Icahn Group and approved by the Board (the “Identified Individual”)” and all other references to “the Dropdown Person” in Section 1(a)(v) of the Agreement is hereby amended and replaced by “the Identified Individual”.

This letter agreement shall be deemed incorporated into, and form a part of, the Agreement and have the same legal validity and effect as the Agreement. After giving effect to this letter agreement, unless the context otherwise requires, each reference in the Agreement or any Exhibit or Schedule thereto to “this Agreement”, “the Agreement”, “hereof”, “herein” or words of like import referring to the Agreement shall refer to the Agreement as modified by this letter agreement (except that references in the Agreement to the “date hereof” or “date of this Agreement” or words of similar import shall continue to mean May 6, 2022). Except as modified by this letter agreement, the Agreement will continue in full force and effect and shall be otherwise unaffected hereby.

Each party hereto represents and warrants to the other parties that: (a) such party has all requisite company power and authority to execute and deliver this letter agreement and to perform its obligations hereunder; (b) this letter agreement has been duly and validly authorized, executed and delivered by it and is a valid and binding obligation of such party, enforceable against such party in accordance with its terms; (c) this letter agreement will not result in a violation of any terms or conditions of any agreements to which such person is a party or by which such party may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting such party; and (d) this letter agreement may be executed (including by PDF) in two or more counterparts which together shall constitute a single agreement.

The provisions of Section 10 (Miscellaneous) of the Agreement, as amended by this letter agreement, are incorporated by reference into this letter agreement and will apply mutatis mutandis to this letter agreement.

[Signature Page Follows]

Please confirm your agreement with the foregoing by signing and returning to the undersigned a duplicate copy of this letter agreement.

Very truly yours,

SOUTHWEST GAS HOLDINGS, INC.

By:	/s/ Thomas E. Moran
Name: Thomas E. Moran
Title: Vice President/Corporate Secretary/Legal Counsel

Acknowledged, accepted and agreed as of the date first written above:

/S/ CARL C. ICAHN
CARL C. ICAHN

/S/ ANDREW TENO
ANDREW TENO

BECKTON CORP.

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Vice President

[Amendment to Cooperation Agreement among Southwest Gas Holdings, Inc., Icahn Capital LP and affiliates providing that, no later than 11:59pm ET on August 12, 2022, (i) José A. Cárdenas will resign from the Board and (ii) an individual identified by the Icahn Group and approved by the Board will be appointed to the Board]

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Chief Financial Officer

ICAHN ENTERPRISES HOLDINGS L.P.

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Chief Financial Officer

IEP UTILITY HOLDINGS LLC

By:	/s/ Ted Papapostolou
Name: Ted Papapostolou
Title: Chief Financial Officer

IPH GP LLC

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

ICAHN CAPITAL LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

ICAHN ONSHORE LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

ICAHN OFFSHORE LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

ICAHN PARTNERS LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Jesse Lynn
Name: Jesse Lynn
Title: Chief Operating Officer